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CLOSED END
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ACM Managed Dollar Income Fund

Annual Report
September 30, 2002

                               [GRAPHIC OMITTED]


                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 18, 2002

Dear Shareholder:

This report provides investment results, performance information and market outlook for ACM Managed Dollar Income Fund (the "Fund") for the annual reporting period ended September 30, 2002.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Fund Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended September 30, 2002. For comparison we have included a composite benchmark consisting of 65% of the J.P. Morgan Emerging Market Bond Index Plus (JPM EMBI+), a standard measure of the performance of a basket of unmanaged emerging market debt securities, and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index, a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare the Fund's performance to this composite benchmark because it more closely resembles the composition of the Fund's portfolio.

INVESTMENT RESULTS*
Periods Ended September 30, 2002

                                                     ------------------------
                                                           Total Returns
                                                     ------------------------
                                                     6 Months       12 Months
-----------------------------------------------------------------------------
ACM Managed Dollar Income Fund (NAV)                  -16.15%          0.23%
-----------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus           -6.42%         -1.14%
-----------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index            -5.05%          2.85%
-----------------------------------------------------------------------------
Composite: 65%/35% (65% JPM EMBI+/35% CSFBHY)          -5.94%          0.26%
-----------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The composite is from the inception of the JPM EMBI+, which was 12/31/93. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

      Additional investment results appear on pages 6-8.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the annual reporting period ended September 30, 2002, the Fund's performance closely matched its benchmark. The modest return, however, masked a highly volatile year whereby both high yield and emerging market debt returns spiked early in the period on stronger than expected U.S. and global growth news, then retreated significantly in the final six-months as expectations of a strong economic recovery fell short.

Early in the period, the Fund significantly outperformed relative to the benchmark due to security selection and leveraging of both the Fund's emerging market and high yield holdings. Within the emerging market sector, the Fund's overweight position in Russia, as well as its holdings in Mexico, Brazil, the Philippines and the Ukraine, enhanced performance. Elimination of the Fund's position in Argentina in November of 2001 (prior to its default) was a key decision that contributed positively to performance. Russia, which benefited from strong economic growth in spite of lower oil prices, outperformed all other emerging market countries as measured by the JPM EMBI+.

The Fund also benefited from its high yield allocation, specifically cable holdings, such as Cablevision and Charter Communications, which were viewed as stable, cash flow producing companies. (Events in the second half of the year would alter market perceptions.) An overweight position in the hotel and lodging sectors also helped performance. These securities rallied post September 11th as the market began to anticipate an economic recovery.

In the final six months of the period, however, the Fund's high yield and emerging market holdings, as well as its leveraging, detracted from performance and negated the Fund's outperformance from the first half. Investors' risk aversion in the second half of the year was heightened by a stalled economic recovery, corporate governance issues and a significant decline in equity valuations. Within the Fund's high yield allocation, an overweight in the cable and wireless sector dampened performance as the sector returned -24.60% during the last six months as measured by the CSFBHY Index. Specific holdings in the cable and telecommunications sector that detracted from performance included Charter Communications, WorldCom and Adelphia.

Adelphia's disclosure of off-balance sheet leverage, accounting irregularities and unreliable subscriber counts, which ultimately resulted in its filing for Chapter 11 protection in June 2002, placed a very critical spotlight on the cable sector. The wireless telecommunications subsector, which had suffered post September 11, 2001 due to reduced subscriber additions and greater scrutiny of their leveraged balance sheets, continued to experience heavy selling pressure and precipitously lower bond prices. Exacerbating the fall was an unexpected wholesale downgrading of the entire wireless telecommunications subsector by Moody's due to concerns over the material slowdown in subscriber additions, mature market conditions and the perceived difficulty for the market to support six national carriers competing on price.


--------------------------------------------------------------------------------
2 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The Fund also lost ground in the last half of the period due to its emerging market allocation, particularly its holdings in Brazil and Ecuador. Brazil was one of the worst performing emerging market countries during the final six months, returning -36.30% as bonds declined due to political uncertainty and anxiety surrounding their presidential elections in October. In Ecuador, bond prices also declined significantly as prospects for a deal with the International Monetary Fund (IMF) were delayed, resulting in returns during the last six months of -28.06%. The Fund's overweight position in Russia again helped enhance the Fund's performance in the last half of the period.

Market Overview

The global economic recovery has stalled since our last report, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed expectations for the first quarter of 2002 (+5.0%), continuing weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger economic recovery.

During the annual reporting period, several shocks were absorbed by the market, including the aftereffects of the terrorist attack of September 11, corporate governance scandals and the possibility of military action against Iraq, all of which encouraged more conservative behavior by businesses and investors. The high yield market, as measured by the CSFBHY Index, posted a modest return of 2.85% for the annual period. The modest return, however, masked a period of extreme volatility and disparity of returns by industry sector as market concerns regarding accounting irregularities, negative earnings surprises and declining equity valuations predominated amidst a general environment of risk aversion. Particularly hard hit were the media cable and telecommunications sectors, while more defensive sectors fared better.

Emerging market debt, as measured by the JPM EMBI+, returned -1.14% for the annual period with a significant disparity between Latin (-16.47%) and non-Latin (+30.94%) countries. Latin American markets were affected by contagion from Brazil and Ecuador, two of the worst performers within the Index. Russia (+45.19%) and the Ukraine (+39.75%) were among the best performers during the period, with returns supported by strong economic growth.

Outlook

Economic data indicates the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Fiscal and monetary stimuli are working their way through the economy, most visibly in strong demand for autos and housing. However, risk aversion--brought on by financial-market losses and the possibility of military action against Iraq--is suppressing forms of economic activity involving long-term commitment, such as the construction of office buildings and plants, and the hiring of new personnel.

We expect the risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. eco-


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

nomic recovery, and when uncertainty about war in Iraq has likely lifted, even if our forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of economic recovery. As conditions stabilize, we believe the U.S. Federal Reserve will likely begin to tighten, and the yield curve should flatten.

By most measures, high yield spreads are at or near their highest levels since 1991. The high yield mutual fund liquidity ratio indicates that investors are sitting on cash, waiting for the "right time" to commit. Just as in the more hard hit sectors of the investment-grade market, high yield spreads could narrow very quickly once the market turns. While high downgrade/upgrade ratios and soaring default rates have rattled investors in recent months, we believe those numbers have peaked. With the economy likely to continue to recover, we expect the investment environment for the Fund's high yield securities to eventually become more favorable. Within high yield, we are focusing on fundamentally sound credits in oversold sectors and on the economically sensitive industries, such as paper and packaging, which should rebound as the economy continues to progress on its path of recovery.

Emerging market bonds are currently relatively cheap, offering upside potential. There are several significant factors outside of the emerging markets that will determine the sector's direction. The Iraqi outcome and the direction of the world economy, particularly the U.S. economy, remain in question and present the most significant risks. Events in Brazil, especially the direction of policy initiatives set forth by the newly elected President, Luiz da Silva, will impact the tone of the emerging markets, most notably in Latin America. The new President will influence the rewriting of next year's budget, as well as the upcoming IMF negotiations. We currently believe the newly elected president will pursue more centrist rather than the more socialist policies investors feared. We now believe that President da Silva will appoint an economic team that will control spending and avoid a debt default.

Portfolio Management

As previously announced, Wayne D. Lyski is retiring as the person principally responsible for the day-to-day management of the Fund's portfolio, and is being succeeded in an orderly transition by a team headed by Paul J. DeNoon and George
D. Caffrey. Paul and George have been involved with Wayne in running the Fund for over two years. As head of the Fund's


--------------------------------------------------------------------------------
4 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

portfolio management team since the Fund's inception in 1993, Wayne has made a profound contribution to the best interests of the Fund and its shareholders. We are deeply grateful to him.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


/s/ George D. Caffrey

George D. Caffrey
Vice President

[PHOTO]    John D. Carifa

[PHOTO]    Paul J. DeNoon

[PHOTO]    George D. Caffrey

Portfolio Managers, Paul J. DeNoon and George D. Caffrey, have over 40 years combined investment experience.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 9/30/02

ACM Managed Dollar Income Fund (NAV): $13,137
Composite:                            $18,627

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                            ACM Managed Dollar
                             Income Fund (NAV)                Composite
-------------------------------------------------------------------------------
     10/31/93*                   $10,000                       $10,000
     9/30/94                     $ 8,836                       $ 9,323
     9/30/95                     $ 9,375                       $10,098
     9/30/96                     $13,206                       $13,222
     9/30/97                     $17,648                       $16,204
     9/30/98                     $11,257                       $13,511
     9/30/99                     $13,345                       $15,718
     9/30/00                     $14,576                       $18,687
     9/30/01                     $13,107                       $18,579
     9/30/02                     $13,137                       $18,627


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/31/93* to 9/30/02) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The composite is from the inception of the JPM EMBI+, which was 12/31/93. For the period 10/31/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used in place of the JPM EMBI+. All other periods used the composite benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.


The unmanaged JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFBHY Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

*     Closest month-end after Fund's inception date of 10/22/93.


--------------------------------------------------------------------------------
6 o ACM MANAGED DOLLAR INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

        ACM Managed Dollar Income Fund (NAV)--Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                           ACM Managed Dollar
                            Income Fund (NAV)            Composite*
--------------------------------------------------------------------------------
      9/30/94**                 -11.64%                     N/A
      9/30/95                     6.11%                     8.31%
      9/30/96                    40.86%                    30.95%
      9/30/97                    33.64%                    22.55%
      9/30/98                   -36.22%                   -16.62%
      9/30/99                    18.69%                    16.33%
      9/30/00                     9.99%                    18.89%
      9/30/01                   -10.08%                    -0.57%
      9/30/02                     0.23%                     0.26%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield (CSFBHY) Index. The composite is from the inception of the JPM EMBI+, which was 12/31/93. The unmanaged JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFBHY Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

** The Fund's return for the period ended 9/30/94 is from the Fund's inception date of 10/22/93 through 9/30/94. The JPM EMBI+ was not available until 12/31/93. Therefore, returns for the benchmark are not available for the period ended 9/30/94.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
September 30, 2002

INCEPTION DATE                  PORTFOLIO STATISTICS

10/22/93                        Net Assets ($mil): $124.8

SECURITY TYPE

50.8% Sovereign
38.0% Corporate
 5.5% Yankee Bonds
 2.0% Preferred Stock                 [PIE CHART OMITTED]
 1.5% Brady Bonds

 2.2% Short-Term

COUNTRY BREAKDOWN

42.2% United States
21.1% Russia
11.8% Mexico
 8.2% Brazil
 3.0% Philippines
 2.4% Venezuela
 1.7% Colombia                        [PIE CHART OMITTED]
 1.3% Turkey
 1.3% Panama
 1.2% Luxembourg
 1.0% Malaysia
 0.9% Ukraine
 0.8% Ecuador
 0.6% Bulgaria

 2.5% Other

All data as of September 30, 2002. The Fund's security type and country breakdown are expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.5% weightings in each of the following countries: Argentina, Bahamas, Belize, Canada, El Salvador, the Netherlands, Nigeria, Peru and United Kingdom.


--------------------------------------------------------------------------------
8 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2002

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-73.8%

Sovereign Debt Securities-71.7%
Belize-0.7%
Government of Belize
   9.50%, 8/15/12 ..................................   $    850    $   841,500
                                                                   -----------
Brazil-10.7%
Republic of Brazil
   11.00%, 8/17/40(a) ..............................     25,925     11,251,450
   11.50%, 3/12/08 .................................        450        225,000
   12.00%, 4/15/10 .................................      1,050        506,625
   12.75%, 1/15/20 .................................      2,500      1,131,250
   14.50%, 10/15/09 ................................        400        219,000
                                                                   -----------
                                                                    13,333,325
                                                                   -----------
Bulgaria-0.8%
Republic of Bulgaria
   8.25%, 1/15/15(b) ...............................        994      1,019,347
                                                                   -----------
Colombia-2.4%
Republic of Colombia
   8.375%, 2/15/27 .................................        625        377,500
   10.00%, 1/23/12 .................................        675        541,687
   10.50%, 7/09/10 .................................        150        123,375
   11.75%, 2/25/20 .................................      2,335      1,908,862
                                                                   -----------
                                                                     2,951,424
                                                                   -----------
Ecuador-1.1%
Republic of Ecuador
   6.00%, 8/15/30(b)(c) ............................      1,450        531,425
   6.00%, 8/15/30(b)(c) ............................        200         73,300
   12.00%, 11/15/12(b) .............................      1,525        800,625
                                                                   -----------
                                                                     1,405,350
                                                                   -----------
El Salvador-0.4%
Republic of El Salvador
   8.50%, 7/25/11(b) ...............................        400        430,200
                                                                   -----------
Mexico-14.1%
United Mexican States
   11.375%, 9/15/16(a) .............................     14,325     17,655,562
                                                                   -----------
Panama-0.8%
Republic of Panama
   10.75%, 5/15/20 .................................      1,000      1,006,500
                                                                   -----------


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Philippines-4.3%
Republic of Philippines
   9.875%, 1/15/19(a) ..............................   $  2,300    $ 2,280,450
   10.625%, 3/16/25(a) .............................      2,950      3,065,050
                                                                   -----------
                                                                     5,345,500
                                                                   -----------
Russia-29.6%
Ministry Finance of Russia
   Series V
   3.00%, 5/14/08 ..................................        650        452,595
   Series VI
   3.00%, 5/14/06 ..................................      3,600      2,952,000
Russian Federation
   5.00%, 3/31/30(a)(b)(c) .........................     45,650     32,240,312
   5.00%, 3/31/30(c) ...............................      1,850      1,308,875
                                                                   -----------
                                                                    36,953,782
                                                                   -----------
Turkey-1.8%
Republic of Turkey
   11.75%, 6/15/10 .................................      1,375      1,229,250
   11.875%, 1/15/30 ................................      1,050        880,950
   12.375%, 6/15/09 ................................        175        163,450
                                                                   -----------
                                                                     2,273,650
                                                                   -----------
Ukraine-1.3%
Ukraine Government
   11.00%, 3/15/07 .................................      1,596      1,665,426
                                                                   -----------
Uruguay-0.4%
Republic of Uruguay
   7.625%, 1/20/12 .................................        475        199,500
   7.875%, 7/15/27 .................................        650        248,625
                                                                   -----------
                                                                       448,125
                                                                   -----------
Venezuela-3.3%
Republic of Venezuela
   9.25%, 9/15/27 ..................................      6,275      4,166,600
                                                                   -----------
Total Sovereign Debt Securities
   (cost $85,184,330) ..............................                89,496,291
                                                                   -----------
Collateralized Brady Bond-0.4%(d)
Nigeria-0.4%
Central Bank of Nigeria
   6.25%, 11/15/20(e) ..............................      1,000        585,000
                                                                   -----------
Total Collateralized Brady Bond
   (cost $687,320) .................................                   585,000
                                                                   -----------


--------------------------------------------------------------------------------
10 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Non-Collateralized Brady Bonds-1.7%
Brazil-0.4%
Republic of Brazil-DCB FRN
   2.625%, 4/15/12(c) ..............................   $  1,175    $   462,715
                                                                   -----------
Panama-1.0%
Republic of Panama PDI FRN
   2.75%, 7/17/16(c) ...............................      1,833      1,255,391
                                                                   -----------
Peru-0.3%
Republic of Peru FLIRB VRN
   4.00%, 3/07/17(c) ...............................        650        389,220
                                                                   -----------
Total Non-Collateralized Brady Bonds
   (cost $2,830,316) ...............................                 2,107,326
                                                                   -----------
Total Sovereign Debt Obligations
   (cost $88,701,966) ..............................                92,188,617
                                                                   -----------
U.S. CORPORATE DEBT OBLIGATIONS-53.7%
Aerospace/Defense-0.7%
Sequa Corp.
   9.00%, 8/01/09 ..................................        565        497,200
Transdigm, Inc.
   10.375%, 12/01/08 ...............................        360        370,800
                                                                   -----------
                                                                       868,000
                                                                   -----------
Automotive-1.7%
ArvinMeritor, Inc.
   8.75%, 3/01/12 ..................................        325        350,106
Collins & Aikman Products Co.
   10.75%, 12/31/11 ................................        385        369,600
Dana Corp.
   10.125%, 3/15/10(b) .............................        410        401,800
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 ..................................        632        586,180
Stoneridge, Inc.
   11.50%, 5/01/12 .................................        220        225,500
United Auto Group, Inc.
   9.625%, 3/15/12(b) ..............................        245        248,675
                                                                   -----------
                                                                     2,181,861
                                                                   -----------
Broadcasting & Media-3.2%
Albritton Communications Co.
   Series B
   8.875%, 2/01/08 .................................        680        697,000
American Media Operation
   10.25%, 5/01/09 .................................        435        452,400
Fox Family Worldwide, Inc.
   10.25%, 11/01/07 ................................        905        958,031


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Lin Holdings Corp.
   10.00%, 3/01/08(f) ..............................   $  1,050    $ 1,042,125
Paxson Communications Corp.
   10.75%, 7/15/08 .................................        480        381,600
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12 ..................................        210        212,100
   8.75%, 12/15/11 .................................        270        280,125
                                                                   -----------
                                                                     4,023,381
                                                                   -----------
Building & Real Estate-3.0%
Associated Materials, Inc.
   9.75%, 4/15/12(b) ...............................        205        211,150
Beazer Homes USA, Inc.
   8.375%, 4/15/12 .................................        350        351,750
D.R. Horton, Inc.
   8.00%, 2/01/09 ..................................        340        334,900
   10.50%, 4/01/05 .................................        195        205,725
LNR Property Corp.
   10.50%, 1/15/09 .................................      1,200      1,230,000
Meritage Corp.
   9.75%, 6/01/11 ..................................        535        539,013
Schuler Homes, Inc.
   10.50%, 7/15/11 .................................        805        809,025
The Ryland Group, Inc.
   9.75%, 9/01/10 ..................................         50         53,750
                                                                   -----------
                                                                     3,735,313
                                                                   -----------
Cable-4.4%
Charter Communication Holdings
   9.625%, 11/15/09 ................................        310        190,650
   10.00%, 5/15/11 .................................         10          6,150
   10.75%, 10/01/09 ................................      1,900      1,206,500
   11.75%, 5/15/11(f) ..............................      3,350      1,139,000
   12.125%, 1/15/12(f) .............................        480        156,000
Echostar DBS Corp.
   9.25%, 2/01/06 ..................................      1,060      1,022,900
   9.375%, 2/01/09 .................................      1,285      1,240,025
Mediacom Broadband LLC
   11.00%, 7/15/13 .................................        590        545,750
PanAmSat Corp.
   8.50%, 2/01/12(b) ...............................         40         32,200
                                                                   -----------
                                                                     5,539,175
                                                                   -----------
Chemicals-3.0%
Airgas, Inc.
   9.125%, 10/01/11 ................................        275        293,219
Ferro Corp.
   9.125%, 1/01/09 .................................        310        328,153
Georgia Gulf Corp.
   10.375%, 11/01/07 ...............................        700        752,500
Huntsman ICI Chemicals
   10.125%, 7/01/09 ................................      1,110        926,850


--------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Lyondell Chemical Co.
   9.50%, 12/15/08 .................................   $    190    $   172,425
   Series A
   9.625%, 5/01/07 .................................         85         78,838
   Series B
   10.875%, 5/01/09 ................................        790        628,050
Resolution Performance Products
   13.50%, 11/15/10 ................................        520        577,200
                                                                   -----------
                                                                     3,757,235
                                                                   -----------
Communications-Fixed-1.0%
Qwest Corp.
   8.875%, 3/15/12(b) ..............................      1,420      1,242,500
                                                                   -----------
Communications-Mobile-4.1%
Dobson/Sygnet Communications
   12.25%, 12/15/08 ................................      1,050        677,250
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(g) ..............................      5,000        256,250
Nextel Communications, Inc.
   5.25%, 1/15/10 ..................................        885        601,800
   9.375%, 11/15/09 ................................        525        401,625
   9.95%, 2/15/08(f) ...............................      1,035        771,075
   10.65%, 9/15/07 .................................        190        159,600
Nextel Partners, Inc.
   11.00%, 3/15/10 .................................        600        399,000
   12.50%, 11/15/09 ................................        200        141,000
Rural Cellular Corp.
   9.75%, 1/15/10 ..................................        635        339,725
TeleCorp PCS, Inc.
   10.625%, 7/15/10 ................................        378        334,530
Tritel PCS, Inc.
   10.375%, 1/15/11 ................................        329        287,875
Triton PCS, Inc.
   8.75%, 11/15/11 .................................        205        136,325
   11.00%, 5/01/08(f) ..............................        840        554,400
                                                                   -----------
                                                                     5,060,455
                                                                   -----------
Consumer Manufacturing-1.9%
Collins & Aikman Floorcovering, Inc.
   9.75%, 2/15/10 ..................................        260        265,200
Jostens, Inc.
   12.75%, 5/01/10 .................................        680        771,800
Pennzoil-Quaker State Co.
   10.00%, 11/01/08 ................................        445        528,994
Playtex Products, Inc.
   9.375%, 6/01/11 .................................        275        294,934
Remington Products Co, LLC
   11.00%, 5/15/06 .................................        100         81,500


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Sealy Mattress Co.
   9.875%, 12/15/07 ................................   $    300    $   259,500
St. John Knits International, Inc.
   12.50%, 7/01/09 .................................        100        105,500
                                                                   -----------
                                                                     2,307,428
                                                                   -----------
Energy-1.0%
Chesapeake Energy Corp.
   9.00%, 8/15/12(b) ...............................        210        216,825
Grey Wolf, Inc.
   8.875%, 7/01/07 .................................        265        271,625
Lomak Petroleum
   8.75%, 1/15/07 ..................................        255        256,275
Pride International, Inc.
   9.375%, 5/01/07 .................................        270        283,500
XTO Energy, Inc.
   7.50%, 4/15/12 ..................................        250        263,750
                                                                   -----------
                                                                     1,291,975
                                                                   -----------
Entertainment & Leisure-1.2%
Premier Parks
   9.75%, 6/15/07 ..................................        510        448,800
   10.00%, 4/01/08(f) ..............................        320        264,000
Regal Cinemas, Inc.
   9.375%, 2/01/12 .................................        215        221,450
Six Flags, Inc.
   9.50%, 2/01/09 ..................................        600        516,000
                                                                   -----------
                                                                     1,450,250
                                                                   -----------
Financial-2.4%
iStar Financial, Inc.
   8.75%, 8/15/08 ..................................        550        571,750
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 ..................................        660        529,455
Nationwide CSN Trust
   9.875%, 2/15/25(b) ..............................      1,000      1,049,100
PXRE Capital Trust I
   8.85%, 2/01/27 ..................................        440        347,600
Western Financial Bank
   9.625%, 5/15/12 .................................        410        391,550
Williams Scotsman, Inc.
   9.875%, 6/01/07 .................................        180        153,900
                                                                   -----------
                                                                     3,043,355
                                                                   -----------
Food/Beverage-0.7%
B&G Foods, Inc.
   9.625%, 8/01/07 .................................        190        194,275
Del Monte Corp.
   9.25%, 5/15/11 ..................................        265        266,325


--------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

DIMON, Inc.
   Series B
   9.625%, 10/15/11 ................................   $    185    $   194,481
Swift & Co.
   10.125%, 10/01/09(b) ............................        255        236,513
                                                                   -----------
                                                                       891,594
                                                                   -----------
Gaming-4.0%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 .................................        205        226,012
Argosy Gaming Co.
   9.00%, 9/01/11 ..................................        545        568,162
Boyd Gaming Corp.
   9.25%, 8/01/09 ..................................        400        428,500
Harrahs Operating Company, Inc.
   7.875%, 12/15/05 ................................        525        556,500
Horseshoe Gaming Holding Corp.
   Series B
   8.625%, 5/15/09 .................................        185        194,250
MGM Mirage
   8.375%, 2/01/11 .................................        790        821,600
Mandalay Resort Group
   10.25%, 8/01/07 .................................        505        546,663
Mohegan Tribal Gaming
   8.375%, 7/01/11 .................................        590        607,700
   8.75%, 1/01/09 ..................................        140        146,650
Park Place Entertainment
   7.875%, 3/15/10 .................................        295        299,425
   9.375%, 2/15/07 .................................        335        355,938
Station Casinos, Inc.
   8.375%, 2/15/08 .................................        205        214,225
                                                                   -----------
                                                                     4,965,625
                                                                   -----------
Healthcare-3.7%
Advanced Medical Optics, Inc.
   9.25%, 7/15/10 ..................................        315        310,275
Concentra Operating Corp.
   13.00%, 8/15/09 .................................        540        569,700
Extendicare Health Services
   9.50%, 7/01/10(b) ...............................        155        157,325
HCA, Inc.
   7.875%, 2/01/11 .................................        880        962,373
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09 ................................        180        190,800
Iasis Healthcare Corp.
   13.00%, 10/15/09 ................................        690        706,388
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09 .................................        495        491,288


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Triad Hospitals Holdings
   Series B
   8.75%, 5/01/09 ..................................   $     95    $   100,938
   11.00%, 5/15/09 .................................        750        826,875
Vanguard Health Systems, Inc.
   9.75%, 8/01/11 ..................................        275        272,250
                                                                   -----------
                                                                     4,588,212
                                                                   -----------
Hotels & Lodging-3.2%
Extended Stay America, Inc.
   9.875%, 6/15/11 .................................        735        712,950
Felcor Lodging, L.P.
   8.50%, 6/01/11 ..................................        197        185,673
   9.50%, 9/15/08 ..................................        195        194,513
Host Marriott, L.P.
   9.25%, 10/01/07 .................................        680        676,600
   9.50%, 1/15/07 ..................................        600        601,500
MeriStar Hospitality Corp.
   9.125%, 1/15/11 .................................        295        264,025
MeriStar Hospitality Operating Partnership, L.P.
   10.50%, 6/15/09 .................................        275        268,125
Starwood Hotels & Resorts Worldwide, Inc.
   7.875%, 5/01/12(b) ..............................        575        562,063
Vail Resorts, Inc.
   8.75%, 5/15/09 ..................................        470        481,750
                                                                   -----------
                                                                     3,947,199
                                                                   -----------
Industrial-1.1%
Flowserve Corp.
   12.25%, 8/15/10 .................................        520        538,200
H&E Equipment/Finance
   11.125%, 6/15/12(b) .............................        270        214,650
NMHG Holdings Co.
   10.00%, 5/15/09 .................................        220        223,300
The Manitowoc Company, Inc.
   10.50%, 8/01/12(b) ..............................        210        220,500
TriMas Corp
   9.875, 6/15/12(b) ...............................        220        216,700
                                                                   -----------
                                                                     1,413,350
                                                                   -----------
Metals/Mining-1.0%
Commonwealth Industries, Inc.
   10.75%, 10/01/06 ................................         30         29,850
Earle M. Jorgenson Co.
   9.75%, 6/01/12 ..................................        170        166,600
P & L Coal Holdings
   Series B
   9.625%, 5/15/08 .................................        200        210,500
Steel Dynamics, Inc.
   9.50%, 3/15/09(b) ...............................        260        263,900
United States Steel LLC
   10.75%, 8/01/08 .................................        540        534,600
                                                                   -----------
                                                                     1,205,450
                                                                   -----------


--------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Paper & Packaging-4.7%
Berry Plastics Corp.
   10.75%, 7/15/12 .................................   $    355    $   367,425
Carauster Industries, Inc.
   9.875%, 4/01/11 .................................         85         86,700
Crown Paper Co.
   11.00%, 9/01/05(g)(h) ...........................      5,000              0
Graphic Packaging Corp.
   8.625%, 2/15/12 .................................         50         50,500
Greif Bros. Corp.
   8.875%, 8/01/12(b) ..............................        325        325,000
Huntsman Packaging Corp.
   13.00%, 6/01/10 .................................        195        186,225
Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09 .................................        670        676,700
Owens-Illinois, Inc.
   7.80%, 5/15/18 ..................................        385        302,225
   7.85%, 5/15/04 ..................................        230        218,500
Packaging Corp. of America
   9.625%, 4/01/09 .................................        185        199,338
Plastipak Holdings, Inc.
   10.75%, 9/01/11 .................................        550        585,750
Pliant Corp.
   13.00%, 6/01/10 .................................        215        205,325
Riverwood International Corp.
   10.625%, 8/01/07 ................................        510        522,750
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(b)(h)(i) ........................        715        536,372
Silgan Holdings, Inc.
   9.00%, 6/01/09(b) ...............................        265        274,938
   9.00%, 6/01/09 ..................................        130        134,875
Stone Container
   9.25%, 2/01/08 ..................................        750        776,250
   9.75%, 2/01/11 ..................................        357        373,065
                                                                   -----------
                                                                     5,821,938
                                                                   -----------
Petroleum Products-0.6%
Frontier Oil Corp.
   11.75%, 11/15/09 ................................        700        714,000
                                                                   -----------
Retail-0.3%
Advance Stores Company, Inc.
   10.25%, 4/15/08 .................................        390        414,375
                                                                   -----------
Service-4.6%
Alderwoods Group, Inc.
   12.25%, 1/02/09 .................................        295        284,675
Allied Waste North America
   8.50%, 12/01/08 .................................        540        515,700
   8.875%, 4/01/08 .................................        810        789,750
   10.00%, 8/01/09 .................................      1,962      1,814,850


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Coinmach Corp.
   9.00%, 2/01/10 ..................................   $    250    $   259,375
Corrections Corp. of America
   9.875%, 5/1/09(b) ...............................        325        337,594
Iron Mountain, Inc.
   8.625%, 4/01/13 .................................        410        412,050
Service Corp. International
   6.00%, 12/15/05 .................................        230        196,650
   6.30%, 3/15/20(j) ...............................         45         43,650
   6.50%, 3/15/08 ..................................        240        195,600
   7.70%, 4/15/09(b) ...............................        225        187,875
   7.70%, 4/15/09 ..................................        575        488,750
Stewart Enterprises, Inc.
   10.75%, 7/01/08 .................................        230        253,000
                                                                   -----------
                                                                     5,779,519
                                                                   -----------
Supermarket & Drugstore-1.1%
Fleming Companies, Inc.
   9.875%, 5/01/12(b) ..............................        495        264,825
   Series B
   10.625%, 7/31/07 ................................         25         14,625
Rite Aid Corp.
   11.25%, 7/01/08 .................................        815        599,025
Roundy's, Inc.
   8.875%, 6/15/12(b) ..............................        170        166,600
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06 .................................        370        371,850
                                                                   -----------
                                                                     1,416,925
                                                                   -----------
Technology-0.8%
Fairchild Semiconductor
   10.50%, 2/01/09 .................................        780        815,100
ON Semiconductor Corp.
   12.00%, 5/15/08(b) ..............................        275        173,250
                                                                   -----------
                                                                       988,350
                                                                   -----------
Utilities-Electric & Gas-0.3%
AES Corp.
   8.875%. 2/15/11 .................................        730        375,950
   9.375%, 9/15/10 .................................         40         21,000
                                                                   -----------
                                                                       396,950
                                                                   -----------
Total U.S. Corporate Debt Obligations
   (cost $84,063,511) ..............................                67,044,415
                                                                   -----------
NON-U.S. CORPORATE DEBT OBLIGATIONS-7.7%
Argentina-0.3%
Supercanal Holdings, SA
   10.75%, 11/07/02(g)(h) ..........................      3,478        417,315
                                                                   -----------


--------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Bahamas-0.1%
Sun International Hotels, Ltd.
   8.875%, 8/15/11 .................................   $    100    $   100,750
                                                                   -----------
Brazil-0.5%
Banco Nacional de Desenvolvimento
   6.50%, 6/15/06(b) ...............................      1,000        600,000
                                                                   -----------
Canada-0.5%
Corus Entertainment, Inc.
   8.75%, 3/01/12 ..................................        250        255,625
Fairfax Financial Holdings
   7.375%, 4/15/18 .................................        180         98,347
   7.75%, 7/15/37 ..................................        165         85,569
Tembec Industries, Inc.
   8.625%, 6/30/09 .................................        215        215,538
                                                                   -----------
                                                                       655,079
                                                                   -----------
Ireland-0.3%
MDP Acquistions PLC
   9.625%, 10/01/12(b) .............................        415        412,925
                                                                   -----------
Malaysia-1.4%
Petronas Capital, Ltd.
   7.875%, 5/22/22(b) ..............................      1,600      1,757,453
                                                                   -----------
Mexico-2.5%
Innova S. de R.L.
   12.875%, 4/01/07 ................................      4,275      3,122,888
                                                                   -----------
Luxembourg-1.7%
Mobile Telesystems Finance S.A.
   10.95%, 12/21/04 ................................      2,130      2,177,925
                                                                   -----------
Netherlands-0.1%
Netia Holdings BV
   Series B
   11.25%, 11/01/07(g) .............................        475         83,125
                                                                   -----------
Russia-0.3%
AO Siberian Oil Company
   11.50%, 2/13/07 .................................        300        310,200
                                                                   -----------
Total Non-U.S. Corporate Debt Obligations
   (cost $13,722,445) ..............................                 9,637,660
                                                                   -----------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------

Convertible Preferred Stock-0.0%
PSINet, Inc.
   7.00%(b)(g) ...................................       15,000   $      1,050
                                                                  ------------
Total Convertible Preferred Stock
   (cost $600,000) ...............................                       1,050
                                                                  ------------
Non-Convertible Preferred Stock-2.9%
Broadwing Communications, Inc.
   Series B
   12.50% ........................................          880         90,200
CSC Holdings, Inc.
   Series M
   11.125% .......................................       26,009      1,710,092
Nextel Communications
   Series E
   11.125%(k) ....................................        1,229        737,400
Sinclair Capital
   11.625% .......................................          850         89,037
Sovereign REIT
   12.00%(b) .....................................          870        939,600
                                                                  ------------
Total Non-Convertible Preferred Stock
   (cost $5,156,927) .............................                   3,566,329
                                                                  ------------
Common Stock, Warrants & Rights-0.0%
Jostens, Inc. Cl. E
   Warrants, expiring 5/01/10(l)(m) ..............          655         16,539
Republic of Venezuela
   Warrants, expiring 4/15/20(l) .................        7,140              0
Russell-Stanley Holdings, Inc.
   Common Stock(l) ...............................      100,000              0
United Mexican States Recovery Rights(l) .........    3,538,000         11,499
                                                                  ------------

Total Common Stock, Warrants & Rights
   (cost $13,100) ................................                      28,038
                                                                  ------------
Short-Term Investment-3.1%
Time Deposit-3.1%
State Street Bank & Trust Co.
   1.25%, 10/01/02
   (cost $3,842,000) .............................   $    3,842      3,842,000
                                                                  ------------

Total Investments-141.2%
   (cost $196,099,949) ...........................                 176,308,109
Other assets less liabilities--(41.2%) ...........                 (51,473,623)
                                                                  ------------

Net Assets-100.0% ................................                $124,834,486
                                                                  ============


--------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Positions with an aggregate market value of $61,368,746 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the market value of these securities aggregated $46,346,592 or 37.1% of net assets.

(c) Coupon changes periodically based upon a predetermined schedule. Stated interest rate was in effect at September 30, 2002.

(d) Sovereign debt obligations issued as a part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e) Security trades with oil warrants expiring November 15, 2020. As of September 30, 2002, the Fund holds 1,500 oil warrants.

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)   Security is in default or arrears and is non-income producing.

(h)   Illiquid security, valued at fair value (See Note A.)

(i)   Coupon is paid-in-kind

(j) Coupon is fixed until March 15, 2003. At that time, the security may then be remarketed at a new fixed rate.

(k)   Paid-in-kind preferred stock payments.

(l)   Non-income producing security.

(m) Each warrant entitles the holder to purchase 1.889 shares of common stock at $.01 per share. The warrants are exercisable until May 1, 2010.

      Glossary of Terms:

      DCB   -   Debt Conversion Bond

      FLIRB -   Front Loaded Interest Reduction Bond

      FRN   -   Floating Rate Note

      PDI   -   Past Due Interest

      VRN   -   Variable Rate Note

      See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM MANAGED DOLLAR INCOME FUND  o 21

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2002

Assets
Investments in securities, at value
   (cost $196,099,949) ...................................     $ 176,308,109(a)
Cash .....................................................               241
Due from brokers .........................................        14,304,500
Interest receivable ......................................         4,463,600
Collateral held for securities loaned ....................         4,028,530
Receivable for investment securities sold ................         2,282,740
Dividend receivable ......................................            72,338
Other assets .............................................            10,573
                                                               -------------
Total assets .............................................       201,470,631
                                                               -------------
Liabilities
Reverse repurchase agreements ............................        70,299,946
Payable for collateral received on securities loaned .....         4,028,530
Payable for investment securities purchased ..............         2,036,872
Advisory fee payable .....................................            82,432
Administrative fee payable ...............................            16,487
Accrued expenses and other liabilities ...................           171,878
                                                               -------------
Total liabilities ........................................        76,636,145
                                                               -------------
Net Assets ...............................................     $ 124,834,486
                                                               =============
Composition of Net Assets
Common stock, at par .....................................     $     223,578
Additional paid-in capital ...............................       294,839,405
Distributions in excess of net investment income .........          (196,275)
Accumulated net realized loss on investment
   transactions ..........................................      (150,240,382)
Net unrealized depreciation of investments ...............       (19,791,840)
                                                               -------------
                                                               $ 124,834,486
                                                               =============
Net Asset Value Per Share
   (based on 22,357,807 shares outstanding) ..............             $5.58
                                                                       =====

(a)   Includes securities on loan with a value of $3,801,638 (See Note I).

      See notes to financial statements.


--------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2002

Investment Income
Interest .....................................   $  21,796,468
Dividends ....................................         545,884
                                                 -------------
                                                                  $  22,342,352
Expenses
Advisory fee .................................       1,294,008
Administrative fee ...........................         258,793
Printing .....................................         117,183
Audit and legal ..............................         102,391
Custodian ....................................          76,916
Transfer agency ..............................          46,518
Directors' fees ..............................          30,026
Registration fees ............................          24,938
Miscellaneous ................................          43,348
                                                 -------------
Total expenses before interest expense .......       1,994,121
Interest expense .............................       1,671,921
                                                 -------------
Total expenses ...............................                        3,666,042
                                                                  -------------
Net investment income ........................                       18,676,310
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..............................                      (30,457,612)
Net change in unrealized
   appreciation/depreciation
   of investments ............................                       14,551,799
                                                                  -------------
Net loss on investments ......................                      (15,905,813)
                                                                  -------------
Net Increase in Net Assets from
   Operations ................................                    $   2,770,497
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 23

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 September 30,    September 30,
                                                      2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  18,676,310    $  21,776,043
Net realized loss on investment
   transactions ..............................     (30,457,612)     (27,137,698)
Net change in unrealized
   appreciation/depreciation
   of investments ............................      14,551,799      (10,959,081)
                                                 -------------    -------------
Net increase (decrease) in net assets
   from operations ...........................       2,770,497      (16,320,736)
Dividends and Distributions
to Shareholders from
Net investment income ........................     (18,835,190)     (21,047,520)
Tax return of capital ........................        (730,704)      (1,562,731)
Common Stock Transactions
Reinvestment of dividends resulting
   in the issuance of Common Stock ...........       1,520,333        1,365,636
Tender offer (resulting in the redemption
   of 0 and 248,723 shares of
   common stock, respectively) ...............              -0-      (1,766,095)
Tender offer costs ...........................              -0-        (212,169)
                                                 -------------    -------------
Total decrease ...............................     (15,275,064)     (39,543,615)
Net Assets
Beginning of period ..........................     140,109,550      179,653,165
                                                 -------------    -------------
End of period ................................   $ 124,834,486    $ 140,109,550
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended September 30, 2002

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ..............   $  20,317,023
Interest expense paid ........................      (1,911,163)
Operating expenses paid ......................      (2,054,279)
                                                 -------------
Net increase in cash from operating
   activities ................................                    $  16,351,581
Investing Activities:
Purchases of long-term investments ...........    (131,507,083)
Proceeds from disposition of
   long-term investments .....................     137,962,059
Proceeds from disposition
   of short-term investments, net ............       2,194,000
                                                 -------------
Net increase in cash from
   investing activities ......................                        8,648,976
Financing Activities: (a)
Cash dividends paid ..........................     (18,045,561)
Tender offer expenses ........................        (166,059)
Increase in reverse repurchase
   agreements ................................      55,711,250
Repayment of bank loan .......................     (62,500,000)
                                                 -------------
Net decrease in cash from
   financing activities ......................                      (25,000,370)
                                                                  -------------
Net increase in cash .........................                              187
Cash at beginning of period ..................                               54
                                                                  -------------
Cash at end of period ........................                    $         241
                                                                  =============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to Net
Increase in Cash from Operating Activities:
Net increase in net assets from
   operations ................................                    $   2,770,497
Adjustments:
Decrease in dividends and
   interest receivable .......................   $     898,098
Accretion of bond discount and
   amortization of bond premium ..............      (2,923,427)
Decrease in accrued expenses and
   other assets ..............................         (60,158)
Decrease in interest payable .................        (239,242)
Net realized loss on investment
   transactions ..............................      30,457,612
Net change in unrealized appreciation/
   depreciation of investments ...............     (14,551,799)
                                                 -------------
Total adjustments ............................                       13,581,084
                                                                  -------------
Net Increase in Cash from Operating
   Activities ................................                    $  16,351,581
                                                                  =============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2002

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are deter-


--------------------------------------------------------------------------------
26 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

mined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax return of capital and recognition of premium on debt securities resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. The reclassification has no effect on net assets.

5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

6. Change in Accounting Principle

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $161,414 decrease in cost of investments and a corresponding $161,414 decrease in net unrealized depreciation, based on investments owned by the Fund on October 1, 2001.

The effect of this change for the year ended September 30, 2002, was to decrease net investment income by $158,880, decrease net unrealized depreciation of investments by $34,861 and decrease net realized loss on investment transactions by $124,019. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $2,030 during the year ended September 30, 2002.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .15 of 1% of the Fund's average adjusted weekly net assets. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) aggregated $124,959,434 and $122,237,100, respectively, for the year ended September 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 2002.

At September 30, 2002, the cost of investments for federal income tax purposes was $197,587,611. Accordingly, gross unrealized appreciation of investments was $16,718,541 and gross unrealized depreciation of investments was $37,998,043, resulting in net unrealized depreciation of $21,279,502.

1. Options Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a real-


--------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options purchased or written for the year ended September 30, 2002.

2. Interest Rate Swap Agreements

The Fund may enter into interest rate swap agreements on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts. Realized gains and losses from terminated swap contracts are included in net realized gain/loss on investment transactions.

At September 30, 2002, the Fund had no outstanding interest rate swap contracts.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 were as follows:

                                                2002            2001
                                            ============    ============
Distributions paid from:
  Ordinary income .......................   $(18,835,190)   $(21,047,520)
                                            ------------    ------------
Total taxable distributions .............    (18,835,190)    (21,047,520)
  Tax return of capital .................       (730,704)     (1,562,731)
                                            ------------    ------------
Total distributions paid ................   $(19,565,894)   $(22,610,251)
                                            ============    ============

As of September 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ....................   $(148,948,995)(a)
Unrealized appreciation/(depreciation) ..................     (21,279,502)(b)
                                                            -------------
Total accumulated earnings/(deficit) ....................   $(170,228,497)
                                                            =============

(a) On September 30, 2002, the Fund had a net capital loss carryforward of $126,240,223 of which $57,455,739 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009 and $33,249,705 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2002, the Fund deferred to October 1, 2002, post October capital losses of $22,708,772.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTE E

Common Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 22,357,807 shares were outstanding at September 30, 2002. During the years ended September 30, 2002 and September 30, 2001, the Fund issued 223,517 and 186,638 shares, respectively, in connection with the Fund's dividend reinvestment plan.

On May 7, 2001, the Fund purchased and retired 248,723 shares of its outstanding common stock for $7.13 per share pursuant to a tender offer. The Fund incurred costs of $212,169, which were charged to additional paid in capital. At May 7, 2001, 22,019,479 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.

NOTE F

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 2001. On March 22, 2002, the Fund terminated this agreement. The maximum credit available was $85,000,000. The average daily amount of the loan out-


--------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

standing during the period ended March 22, 2002 was approximately $57,586,705 with a related weighted average annualized interest rate of 3.92%. The Fund was also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

NOTE G

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

"Due from brokers" on the statement of assets and liabilities represents the receivable from the respective brokers for the reverse repurchase agreements entered into on September 27, 2002 and September 30, 2002.

As of September 30, 2002, the Fund had entered into the following reverse repurchase agreements:

   Amount               Broker              Interest Rate     Maturity
============   =========================    =============   =============
$29,931,232     Deutsche Banc                  1.85%         12/31/2002
  2,334,500     JP Morgan Chase                0.80          12/31/2002
  3,045,000     JP Morgan Chase                0.25          12/31/2002
 12,856,257     JP Morgan Chase                1.85          12/31/2002
 13,207,957     JP Morgan Chase                1.55          10/02/2002
  8,925,000     Morgan Stanley Dean Witter     1.75          12/31/2002

For the period from March 23, 2002 through September 30, 2002, the average amount of reverse repurchase agreements outstanding was $62,318,225 and the daily weighted average interest rate was 1.65%.

NOTE H

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include the possibility of future political and economic development, which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE I

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio se-

--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 31

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

curities to certain broker-dealers. In return, the Fund earns fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. AG Edwards & Sons, Inc. will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2002, the Fund had loaned securities with a value of $3,801,638 and received cash collateral of $4,028,530. For the year ended September 30, 2002, the Fund earned fee income of $1,741 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                         Year Ended September 30,
                                     --------------------------------------------------------------
                                      2002(a)         2001         2000         1999         1998
                                     --------------------------------------------------------------
Net asset value,
  beginning of period ............   $   6.33       $   8.09     $   8.39     $   8.18     $  15.84
                                     --------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .........        .84            .98         1.08         1.25         1.41
Net realized and unrealized
  gain (loss) on investment
  transactions ...................       (.71)         (1.72)        (.22)         .34        (6.30)
                                     --------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................        .13           (.74)         .86         1.59        (4.89)
                                     --------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..............       (.85)          (.95)       (1.02)       (1.25)       (1.56)
Distributions in excess of
  net investment income ..........         -0-            -0-          -0-        (.13)          -0-
Distributions in excess of
  net realized gain on
  investments ....................         -0-            -0-          -0-          -0-       (1.21)
Tax return of capital ............       (.03)          (.07)        (.14)          -0-          -0-
                                     --------------------------------------------------------------
Total dividends and
  distributions ..................       (.88)         (1.02)       (1.16)       (1.38)       (2.77)
                                     --------------------------------------------------------------
Net asset value,
  end of period ..................   $   5.58       $   6.33     $   8.09     $   8.39     $   8.18
                                     ==============================================================
Market value,
  end of period ..................   $   6.29       $   7.62     $   8.50     $  10.25     $   9.31
                                     ==============================================================
Total Return
Total investment return
  based on:(c)
  Market value ...................      (6.14)%         3.02%       (5.41%)      27.06%      (23.44)%
  Net asset value ................        .23%        (10.08)%       9.99%       18.69%      (36.22)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................   $124,834       $140,110     $179,653     $184,618     $176,920
Ratio to average net assets of:
  Expenses .......................       2.12%          2.75%        2.70%        2.46%        2.56%
  Expenses, excluding interest
    expense(d) ...................       1.15%          1.13%        1.09%        1.11%        1.03%
  Net investment income ..........      10.81%          9.90%        9.55%       11.27%        8.19%
Portfolio turnover rate ..........         63%           129%         134%         223%         208%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investments by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Net interest expense of .97%, 1.62%, 1.61%, 1.35%, and 1.53%, respectively, on loan agreements (See Notes F and G).


--------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 14, 2002


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 35

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION (unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 37

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
38 o ACM MANAGED DOLLAR INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 39

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
40 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             PORTFOLIOS
                                                                               IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                   PRINCIPAL                            COMPLEX      DIRECTORSHIPS
         ADDRESS                        OCCUPATION(S)                        OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                       DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**

John D. Carifa, **, 57        President, Chief Operating Officer and             114            None
1345 Avenue of the            a Director of Alliance Capital
Americas                      Management Corporation ("ACMC"),
New York, NY 10105            with which he has been associated with
(9)                           since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72            Formerly an Executive Vice President and           93             None
P.O. Box 4623                 Chief Insurance Officer of The Equitable
Stamford, CT 06903            Life Assurance Society of the United States;
(9)                           Chairman and Chief Executive Officer of
                              Evlico. Formerly a Director of Avon, BP
                              Amoco Corporation, Ecolab, Inc., Tandem
                              Financial Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation.

David H. Dievler, #+, 73      Independent Consultant. Until December             98             None
P.O. Box 167                  1994, Senior Vice President of ACMC
Spring Lake, NJ 07762         responsible for mutual fund administration.
(9)                           Prior to joining ACMC in 1984, Chief
                              Financial Officer of Eberstadt Asset
                              Management since 1968. Prior to that,
                              Senior Manager at Price Waterhouse & Co.,
                              member of the American Institute of
                              Certified Public Accountants since 1953.

John H. Dobkin, #+, 60        Consultant. Formerly a Senior Adviser              94             None
P.O. Box 12                   from June 1999-June 2000 and President
Annandale, NY 12504           (December 1989-May 1999) of Historic
(9)                           Hudson Valley (historic preservation).
                              Previously, Director of the National
                              Academy of Design and during 1988-92,
                              Director and Chairman of the Audit
                              Committee of ACMC.

William H. Foulk, Jr., #+, 70 Investment Adviser and Independent                110            None
2 Soundview Drive             Consultant. Formerly Senior Manager
Suite 100                     of Barrett Associates, Inc., a registered
Greenwich, CT 06830           investment adviser, with which he had
(9)                           been associated since prior to 1997.
                              Formerly Deputy Comptroller of the State of
                              New York and, prior thereto, Chief
                              Investment Officer of the New York Bank for
                              Savings.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 41

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                             PORTFOLIOS
                                                                               IN FUND          OTHER
 NAME, AGE OF DIRECTOR,                   PRINCIPAL                            COMPLEX      DIRECTORSHIPS
         ADDRESS                        OCCUPATION(S)                        OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)               DURING PAST 5 YEARS                       DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

Dr. James M. Hester, #+, 78   President of The Harry Frank                       12             None
25 Cleveland Lane             Guggenheim Foundation, with which
Princeton, NJ 08540           he has been associated since prior to 1997.
(9)                           Formerly President of New York University
                              and the New York Botanical Garden,
                              Rector of the UnitedNations University and Vice
                              Chairman of the Board of the Federal Reserve Bank
                              of New York.

Clifford L. Michel, #+, 63    Senior Counsel of the law firm of Cahill           93           Placer Dome,
St. Bernard's Road            Gordon & Reindel, since February 2001                           Inc.
Gladstone, NJ 07934           and a partner of that firm for more than
(9)                           25 years prior thereto. President and Chief
                              Executive Officer and Director of Wenonah
                              Development Company (investments).

Donald J. Robinson, #+, 68    Senior Counsel at the law firm of Orrick,          92             None
98 Hell's Peak Road           Herrington & Sutcliffe LLP since 1997.
Weston, VT 05161              Formerly a senior partner and a member
(6)                           of the Executive Committee of that firm. He
                              was also a member and Chairman of the
                              Municipal Securities Rulemaking Board and a
                              Trustee of the Museum of the City of New
                              York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
42 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                 Principal Position(s)                          Principal Occupation
Name, Address* and Age              Held with Fund                              During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------------
Wayne D. Lyski, 61              President                   Executive Vice President of ACMC,** with which he has been associated since prior to 1997.

Kathleen A. Corbet, 42          Senior Vice President       Executive Vice President of ACMC,** with which she has been associated since prior to 1997.

Paul J. DeNoon, 40              Vice President              Senior Vice President of ACMC,** with which he has been associated since prior to 1997.

George D. Caffrey, 49           Vice President              Vice President of ACMC,** and a Portfolio Manager since January 2000.
                                                            Prior thereto, he headed the High Yield Bond Group at AIG Global
                                                            Investment Corporation since prior to 1997

Edmund P. Bergan, Jr., 52       Secretary                   Senior Vice President and General Counsel of Alliance Fund
                                                            Distributors, Inc. ("AFD") ** and Alliance Global Investor Services
                                                            Inc. ("AGIS"), ** with which he has been associated since prior to
                                                            1997.

Mark D. Gersten, 52             Treasurer and Chief         Senior Vice President of AGIS,** with which he has been associated
                                Financial Officer           since prior to 1997.

Vincent S. Noto, 37             Controller                  Vice President of AGIS,** with which he has been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 43

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
44 o ACM MANAGED DOLLAR INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 45

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDIAR0902